Exhibit 99.1


      ADTRAN, Inc. Reports Second Quarter 2006 Results, Declares
 Quarterly Cash Dividend and Announces Additional Five Million Share
                           Repurchase Plan


    HUNTSVILLE, Ala.--(BUSINESS WIRE)--July 17, 2006--ADTRAN, Inc. (NASDAQ:ADTN) reported results for the second quarter of 2006. Sales increased to $122,296,000 for the quarter compared to $118,873,000 for the second quarter of 2005. Non-GAAP net income increased to $22,619,000 for the quarter compared to GAAP net income of $20,719,000 for the second quarter of 2005. Non-GAAP earnings per share, assuming dilution, were $0.29 for the quarter compared to GAAP earnings per share, assuming dilution, of $0.27 for the second quarter of 2005. For the quarter, GAAP net income was $20,814,000 and GAAP earnings per share, assuming dilution, were $0.27. Non-GAAP net income and non-GAAP earnings per share for the second quarter exclude the effect of stock compensation expense resulting from the application of Statement of Financial Accounting Standards No. 123R, Share-Based Payment ("SFAS 123R"). SFAS 123R was adopted on a modified prospective basis effective January 1, 2006. See the table below for reconciliation between non-GAAP and GAAP net income and earnings per share.
    For the quarter, gross margin increased to 59.2% compared to 58.5% for the second quarter of 2005.
    ADTRAN Chief Executive Officer Tom Stanton stated, "During the quarter, HDSL revenues returned to normal levels and we continued to see the results of share gains in North America with our Broadband Access and Optical Access products. Our outlook for the Company remains very positive as we continue to build momentum in our primary growth areas."
    The Company also announced that its Board of Directors has authorized the repurchase of an additional 5,000,000 shares of the Company's common stock to commence upon completion of the repurchase plan announced February 11, 2005. During the second quarter of 2006, the Company repurchased 3,355,000 shares of its common stock under the February 2005 plan. There are 1,359,000 shares remaining to be repurchased under the February 2005 plan. Upon completion of the current plan, the new plan will be implemented through open market purchases from time to time as conditions warrant.
    The Company also announced that its Board of Directors declared a cash dividend for the second quarter of 2006. The quarterly cash dividend is $0.09 per common share to be paid to holders of record at the close of business on August 4, 2006. The ex-dividend date is August 2, 2006 and the payment date is August 18, 2006.
    The Company also confirmed that its second quarter conference call will be held Tuesday, July 18 at 9:30 a.m. Central Time. Guidance for the third quarter and year 2006 will be issued during this conference call. This conference call will be web cast live through StreetEvents.com. To listen, simply visit the Investor Relations site at http://www.adtran.com or http://streetevents.com approximately 10 minutes prior to the start of the call and click on the conference call link provided.
    An online replay of the conference call will be available for seven days at http://streetevents.com. In addition, an online replay of the conference call, as well as the text of the Company's earnings release, will be available on the Investor Relations site at http://www.adtran.com for at least 12 months following the call.
    ADTRAN, Inc. is one of the world's most successful network access equipment suppliers, with an 18-year history of profitability and a portfolio of more than 1,400 solutions for use in the last mile of today's telecommunications networks. Widely deployed by carriers and enterprises alike, ADTRAN solutions enable voice, data, video, and Internet communications across copper, fiber, and wireless network infrastructures. ADTRAN solutions are currently in use by every major U.S. service provider and many global ones, as well as by thousands of public, private and governmental organizations worldwide.
    For more information, contact the company at 800 9ADTRAN (800 923-8726) or via email at info@adtran.com. On the Web, visit www.adtran.com.
    This press release contains forward-looking statements which reflect management's best judgment based on factors currently known. However, these statements involve risks and uncertainties, including the successful development and market acceptance of new products, the degree of competition in the market for such products, the product and channel mix, component costs, manufacturing efficiencies, and other risks detailed in our annual report on Form 10-K for the year ended December 31, 2005. These risks and uncertainties could cause actual results to differ materially from those in the forward-looking statements included in this press release.
    This release includes non-GAAP net income, non-GAAP earnings per share data, and other non-GAAP line items from the Non-GAAP Information table in this release, including costs of sales, gross profit, selling, general and administrative expenses, research and development expenses, profit from operations, income before provision for income taxes and provision for income taxes. These measures exclude the effect of stock compensation expense for employee stock options associated with the application of SFAS 123R, which ADTRAN adopted effective January 1, 2006. These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. ADTRAN believes that the presentation of the non-GAAP measures, when shown in conjunction with the corresponding GAAP measures, provides useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. ADTRAN further believes that where adjustments used in calculating non-GAAP net income and non-GAAP earnings per share are based on specific, identified charges that impact different line items in the statements of income, it is useful to investors to know how these specific line items are affected by these adjustments. In particular, as ADTRAN begins to apply SFAS 123R, it believes that it is useful to investors to understand how the expenses associated with the application of SFAS 123R are reflected in its results of operations. The presentation of these non-GAAP measures permits both investors and management to more readily compare past results, which do not include the impact of SFAS 123R, with future results, and to better understand ADTRAN's performance over the periods presented.

                        Condensed Balance Sheet
                             June 30, 2006
                               Unaudited
                            (In thousands)

                                                  June 30,
                                                    2006
                                                -------------
   Assets

   Cash & cash equivalents                           $34,668
   Short-term investments                            159,605
   Accounts receivable (net)                          64,687
   Other receivables                                   4,694
   Inventory (net)                                    47,201
   Prepaid expenses and other current assets           9,780
                                                -------------

   Total current assets                              320,635

   Equipment (net)                                    19,691
   Land                                                4,263
   Bldg. & land improvements (net)                    59,124
   Other assets                                          499
   Long-term investments                             190,299
                                                -------------

   Total long-term assets                            273,876

                                                -------------
   Total assets                                     $594,511
                                                =============


   Liabilities and stockholders' equity

   Accounts payable                                  $26,997
   Accrued wages and benefits                          9,483
   Accrued liabilities                                13,467
                                                -------------

   Total current liabilities                          49,947

   Deferred tax liabilities                            1,576
   Other non-current liabilities                       4,567
   Long term-debt                                     50,000
                                                -------------

   Total long-term liabilities                        56,143

   Total liabilities                                 106,090

   Stockholders' equity                              488,421
                                                -------------

                                                -------------
   Total liabilities and stockholders' equity       $594,511
                                                =============


                    Condensed Statements of Income
   For the three and six month periods ended June 30, 2006 and 2005
                 (In thousands, except per share data)
                               Unaudited

                            Three Months Ended    Year to Date Ended
                            June 30,   June 30,   June 30,   June 30,
                              2006       2005       2006       2005
                           ---------- ---------- ---------- ----------

Sales                       $122,296   $118,873   $230,944   $223,450

Cost of Sales                 49,865     49,327     94,005     93,676
                           ---------- ---------- ---------- ----------

Gross Profit                  72,431     69,546    136,939    129,774

Selling, general and
 administrative expenses      26,444     24,297     51,210     47,246
Research and development
 expenses                     17,469     16,367     35,235     32,710
                           ---------- ---------- ---------- ----------

Profit from operations        28,518     28,882     50,494     49,818

Interest expense                (633)      (625)    (1,267)    (1,208)
Other income, net              4,397      2,995      8,513      5,843
                           ---------- ---------- ---------- ----------

Income before provision for
 income taxes                 32,282     31,252     57,740     54,453

Provision for income taxes   (11,468)   (10,533)   (20,671)   (18,514)
                           ---------- ---------- ---------- ----------
Net income (1)               $20,814    $20,719    $37,069    $35,939
                           ========== ========== ========== ==========


Weighted average shares
       Basic                  75,324     75,341     75,986     75,543
       Diluted  (2)           77,284     77,495     78,098     77,437

Earnings per common share
       Basic                   $0.28      $0.28      $0.49      $0.48
       Diluted  (2)            $0.27      $0.27      $0.47      $0.46


(1) Net income for the three and six months ended June 30, 2006 included stock-based compensation expense recognized related to stock options, net of tax, of $1.8 million and $3.5 million, respectively, under SFAS 123(R). There was no stock-based compensation expense related to stock options under SFAS 123 in the three and six month period ended June 30, 2005 because we did not adopt the recognition provisions of SFAS 123.

(2) Assumes exercise of dilutive stock options calculated under the treasury stock method.



                     Non-GAAP Information (1) (2)
   For the three and six month periods ended June 30, 2006 and 2005
                 (In thousands, except per share data)
                               Unaudited


                    Non-GAAP
                    (excludes
                   effects of    Effects of
                    SFAS 123R)    SFAS 123R      GAAP         GAAP
                   Three Months Three Months Three Months Three Months
                      Ended        Ended        Ended        Ended
                     June 30,     June 30,     June 30,     June 30,
                       2006         2006         2006         2005
                   ------------ ------------ ------------ ------------

Sales                 $122,296           $0     $122,296     $118,873

Cost of Sales (a)       49,778           87       49,865       49,327
                   ------------ ------------ ------------ ------------

Gross Profit (a)        72,518           87       72,431       69,546

Selling, general
 and administrative
 expenses (a)           25,441        1,003       26,444       24,297
Research and
 development
 expenses (a)           16,497          972       17,469       16,367
                   ------------ ------------ ------------ ------------

Profit from
 operations (a)         30,580        2,062       28,518       28,882

Interest expense          (633)           0         (633)        (625)
Other income, net        4,397            0        4,397        2,995
                   ------------ ------------ ------------ ------------

Income before
 provision for
 income taxes (a)       34,344        2,062       32,282       31,252

Provision for
 income taxes (b)      (11,725)        (257)     (11,468)     (10,533)
                   ------------ ------------ ------------ ------------
Net income (a)(b)      $22,619       $1,805      $20,814      $20,719
                   ============ ============ ============ ============

Weighted average
 shares
       Basic            75,324       75,324       75,324       75,341
       Diluted  (3)     77,161       77,284       77,284       77,495

Earnings per common
 share
       Basic             $0.30       ($0.02)       $0.28        $0.28
       Diluted  (3)      $0.29       ($0.02)       $0.27        $0.27


                    Non-GAAP
                    (excludes
                   effects of   Effects of
                    SFAS 123R)   SFAS 123R      GAAP         GAAP
                   Six Months   Six Months   Six Months   Six Months
                      Ended        Ended        Ended        Ended
                     June 30,     June 30,     June 30,     June 30,
                       2006         2006         2006         2005
                   ------------ ------------ ------------ ------------

Sales                 $230,944           $0     $230,944     $223,450

Cost of Sales (a)       93,835          170       94,005       93,676
                   ------------ ------------ ------------ ------------

Gross Profit (a)       137,109          170      136,939      129,774

Selling, general
 and administrative
 expenses (a)           49,250        1,960       51,210       47,246
Research and
 development
 expenses (a)           33,336        1,899       35,235       32,710
                   ------------ ------------ ------------ ------------

Profit from
 operations (a)         54,523        4,029       50,494       49,818

Interest expense        (1,267)           0       (1,267)      (1,208)
Other income, net        8,513            0        8,513        5,843
                   ------------ ------------ ------------ ------------

Income before
 provision for
 income taxes (a)       61,769        4,029       57,740       54,453

Provision for
 income taxes (b)      (21,184)        (513)     (20,671)     (18,514)
                   ------------ ------------ ------------ ------------
Net income (a)(b)      $40,585       $3,516      $37,069      $35,939
                   ============ ============ ============ ============

Weighted average
 shares
       Basic            75,986       75,986       75,986       75,543
       Diluted  (3)     78,026       78,098       78,098       77,437

Earnings per common
 share
       Basic             $0.53       ($0.04)       $0.49        $0.48
       Diluted  (3)      $0.52       ($0.05)       $0.47        $0.46

(1) A reconciliation between net income on a GAAP basis and non-GAAP net income including items (a) through (b) is provided in the table below.

(2) There was no stock-based compensation expense recorded in fiscal 2005, as we had adopted the footnote disclosure only provision of SFAS 123.

(3) Assumes exercise of dilutive stock options calculated under the treasury stock method.



RECONCILIATION OF GAAP TO NON-GAAP NET INCOME AND EARNINGS PER SHARE (In thousands)


                                   Quarter  Quarter  Year to  Year to
                                    Ended    Ended     Date     Date
                                   June 30, June 30, June 30, June 30,
                                     2006     2005     2006     2005

GAAP Net Income                    $20,814  $20,719  $37,069  $35,939

(a) Stock-based compensation
    expense related to stock
    options (1)                      2,062        0    4,029        0

(b) Income tax effect of stock-
    based compensation expense        (257)       0     (513)       0

                                   -------- -------- -------- --------
Non-GAAP Net Income                $22,619  $20,719  $40,585  $35,939
                                   ======== ======== ======== ========


GAAP Earnings per common share -
 diluted                             $0.27    $0.27    $0.47    $0.46
  Per share effect of stock-based
   compensation expense              $0.02      N/A    $0.05      N/A
                                   -------- -------- -------- --------
Non-GAAP Earnings per common share
 - diluted                           $0.29    $0.27    $0.52    $0.46
                                   ======== ======== ======== ========


(1) For the three months ended June 30, 2006, stock-based compensation expense was allocated as follows: $87 to cost of sales expense, $1,003 to selling, general and administrative expense, and $972 to research and development expense.

    For the six months ended June 30, 2006, stock-based compensation expense was allocated as follows: $170 to cost of sales expense, $1,960 to selling, general and administrative expense, and $1,899 to research and development expense.



COMPARISON OF NET INCOME INCLUDING THE EFFECT OF STOCK-BASED
COMPENSATION EXPENSE RELATED TO EMPLOYEE STOCK OPTIONS UNDER
SFAS 123(R) and SFAS 123 (1)
(In thousands)

                                    Quarter Ended      Year to Date
                                  June 30, June 30,  June 30, June 30,
                                    2006     2005      2006     2005

Net Income as reported             $20,814  $20,719  $37,069  $35,939

Plus: total stock-based
 compensation included in the
 determination of reported           1,805        -    3,516        -
 net income, net of tax
Less: total stock-based
 compensation expense determined
 under fair value based
 method for all awards, net of tax  (1,805)  (2,039)  (3,516)  (4,270)

                                   -------- -------- -----------------
Non-GAAP net income for
 calculation of diluted earnings
 per share                         $20,814  $18,680  $37,069  $31,669
                                   ======== ======== =================

Earnings per share
 Diluted - as reported               $0.27    $0.27    $0.47    $0.46
 Diluted - non-GAAP                    n/a    $0.24      n/a    $0.41


(1) Stock-based compensation expense prior to January 1, 2006 is based on the pro forma application of SFAS 123. Net income and net income per share prior to January 1, 2006 did not include stock-based compensation for stock options because ADTRAN did not adopt the recognition provisions of SFAS 123.

    CONTACT: ADTRAN, Inc.
             Jim Matthews, 256-963-8775
             or
             Investor Services/Assistance:
             Gayle Ellis, 256-963-8220